UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2015

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 7, 2015, Enterprise Products Operating LLC (“EPO”) completed the public offering of $750.0 million aggregate principal amount of its 1.65% Senior Notes OO due May 2018 (the “2018 Notes”), $875.0 million aggregate principal amount of its 3.70% Senior Notes PP due February 2026 (the “2026 Notes”) and $875.0 million aggregate principal amount of its 4.90% Senior Notes QQ due May 2046 (the “2046 Notes” and, together with the 2018 Notes and the 2026 Notes, the “Notes”). Pursuant to the indentures described below, the Notes are guaranteed on an unsecured and unsubordinated basis by Enterprise Products Partners L.P. (the “Partnership”) (the “Guarantee,” and together with the Notes, the “Securities”).

The offering of the Securities has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-189050 and 333-189050-01) (the “Registration Statement”), as supplemented by the Prospectus Supplement dated May 4, 2015 relating to the Securities, filed with the Securities and Exchange Commission (the “Commission”) on May 5, 2015, pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated June 3, 2013, the “Prospectus”).

The Securities were issued under an Indenture, dated as of October 4, 2004, among EPO (as successor to Enterprise Products Operating L.P.), as issuer, the Partnership, as guarantor, and Wells Fargo Bank, N.A., as trustee, (collectively, as amended and supplemented by the Tenth Supplemental Indenture, dated as of June 30, 2007, providing for EPO as successor issuer, the “Base Indenture”), as further amended and supplemented by the Twenty-Seventh Supplemental Indenture thereto (the “Supplemental Indenture”).

Interest will accrue at a rate of 1.65% per annum for the 2018 Notes, 3.70% per annum for the 2026 Notes, and 4.90% per annum for the 2046 Notes, in each case, from May 7, 2015. Interest on the 2018 Notes will be payable on May 7 and November 7 of each year, commencing November 7, 2015. Interest on the 2026 Notes will be payable on February 15 and August 15 of each year, commencing August 15, 2015. Interest on the 2046 Notes will be payable on May 15 and November 15 of each year, commencing November 15, 2015.

The 2018 Notes mature on May 7, 2018, the 2026 Notes mature on February 15, 2026, and the 2046 Notes mature on May 15, 2046. The Notes also provide that at any time prior to, in the case of the 2018 Notes, their maturity date, in the case of the 2026 Notes, November 15, 2025 (three months prior to their maturity date), or in the case of the 2046 Notes, November 15, 2046 (six months prior to their maturity date), EPO may redeem some or all of the Notes at the applicable redemption price that includes accrued and unpaid interest and a make-whole premium. In addition, at any time on or after, in the case of the 2026 Notes, November 15, 2025 (three months prior to their maturity date), and, in the case of the 2046 Notes, November 15, 2045 (six months prior to their maturity date), EPO may redeem some or all of the 2026 Notes or the 2046 Notes, as applicable, at an applicable redemption price equal to the principal amount of such Notes to be redeemed, plus accrued and unpaid interest.

The terms of the Securities and the Supplemental Indenture are further described in the Prospectus under the captions “Description of the Notes” and “Description of Debt Securities,” which descriptions are filed as Exhibit 99.1 and incorporated by reference herein. Such descriptions do not purport to be complete and are qualified by reference to the Base Indenture, which is filed as Exhibits 4.1 and 4.2 hereto and incorporated by reference herein, and to the Twenty-Seventh Supplemental Indenture, which is filed as Exhibit 4.3 hereto and incorporated by reference herein.

Item 8.01	Other Events.

On May 4, 2015, the Partnership, Enterprise Products OLPGP, Inc. (“EPOGP”) and EPO entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Barclays Capital Inc., Mitsubishi UFJ Securities (USA), Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), relating to the public offering of the Securities.

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Notes are subject to approval of legal matters by counsel and other customary conditions. The Underwriters are obligated to purchase all the Notes if they purchase any of the Notes. The Partnership, EPO and EPOGP have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement contains other customary representations, warranties and agreements. The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference. The Underwriting Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Underwriting Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.

The Prospectus provides that EPO expects to use net proceeds from the Notes offering as follows: (i) the repayment of amounts outstanding under its commercial paper program, which included amounts EPO used to repay $250 million in principal amount of Senior Notes I that matured in March 2015, (ii) the repayment of amounts outstanding at the maturity of its $400 million in principal amount of Senior Notes X due June 2015 and (iii) for general company purposes. Affiliates of certain of the underwriters may hold EPO’s commercial paper notes or Senior Notes X, to be repaid with proceeds from this offering and, accordingly, may receive a substantial portion of the proceeds of this offering. In addition, certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement.

On May 4, 2015, the Partnership issued a press release relating to the public offering of the Notes contemplated by the Underwriting Agreement. A copy of the press release is filed herewith as Exhibit 99.2.

Certain legal opinions related to the Registration Statement are filed herewith as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 4, 2015, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc. and Enterprise Products Operating LLC and Wells Fargo Securities, LLC, Barclays Capital Inc., Mitsubishi UFJ Securities (USA), Inc. and RBC Capital Markets, LLC, as Representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3	Twenty-Seventh Supplemental Indenture, dated as of May 7, 2015, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.5	Forms of Notes (included in Exhibit 4.3 above).

5.1	Opinion of Andrews Kurth LLP.

23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1).

99.1	Description of the Notes and Description of Debt Securities.

99.2	Press Release dated May 4, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC,
its general partner

Date: May 7, 2015	By:	/s/ Michael J. Knesek
Michael J. Knesek
Senior Vice President, Controller and Principal Accounting Officer of Enterprise Products Holdings LLC

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 4, 2015, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc. and Enterprise Products Operating LLC and Wells Fargo Securities, LLC, Barclays Capital Inc., Mitsubishi UFJ Securities (USA), Inc. and RBC Capital Markets, LLC, as Representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3	Twenty-Seventh Supplemental Indenture, dated as of May 7, 2015, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.5	Forms of Notes (included in Exhibit 4.3 above).

5.1	Opinion of Andrews Kurth LLP.

23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1).

99.1	Description of the Notes and Description of Debt Securities.

99.2	Press Release dated May 4, 2015.